UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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TPG Pace Holdings Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF TPG PACE HOLDINGS CORP.

TPG Pace Holdings Corp.

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

TO BE HELD SEPTEMBER 20, 2019

Dear TPG Pace Holdings Corp. Shareholder:

You are cordially invited to attend the extraordinary general meeting of TPG Pace Holdings Corp., a Cayman Islands exempted company (“Pace”), which will be held on September 20, 2019 at 10:00 a.m. local time at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153 (the “Extraordinary General Meeting”), for the sole purpose of considering and voting upon (i) a proposal (the “Extension Amendment Proposal”) to amend Pace’s amended and restated memorandum and articles of association (the “Articles”) to extend the date by which Pace has to consummate a business combination (the “Extension”) from September 30, 2019 to December 31, 2019 (the “Extended Date”), (ii) a proposal to amend Pace’s Investment Management Trust Agreement (the “Trust Agreement”) effective as of June 27, 2017, by and between Pace and Continental Stock Transfer & Trust Company (the “trustee”), to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with Pace’s initial public offering (“IPO”) in the event Pace has not consummated a business combination prior to September 30, 2019 from September 30, 2019 to the Extended Date (the “Trust Amendment Proposal”) and (iii) a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Pace more time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Transaction Agreement, dated as of June 13, 2019 (as it may be amended, the “Transaction Agreement”), by and among Pace, each of the shareholders of Accel Entertainment, Inc., an Illinois corporation (“Accel”), as set forth in Schedule 1 thereto and David Ruttenberg and Gordon Rubenstein, each in their capacity as a shareholder representative. The Articles and Trust Agreement provide that Pace has until September 30, 2019 to complete its initial business combination (the “Termination Date”). Pace’s board of directors (the “Pace Board”) has determined that it is in the best interests of Pace’s shareholders to extend the Termination Date by approving the Extension Amendment Proposal and the Trust Amendment Proposal to allow additional time to consummate the Business Combination. While Pace has entered into the Transaction Agreement and intends to file with the Securities and Exchange Commission a registration statement on Form S-4 including the proxy/consent solicitation statement/prospectus forming a part thereof (the “Registration Statement”) in respect of the Business Combination promptly, the Pace Board currently believes that there may not be sufficient time before the Termination Date to hold an extraordinary general meeting at which to conduct a vote for shareholder approval of the Business Combination and consummate the Business Combination. Accordingly, the Pace Board believes that in order to be able to consummate the Business Combination, Pace will need to obtain the Extension.

As contemplated by the Articles, the holders of Pace’s Class A ordinary shares, par value $0.0001 issued in Pace’s IPO (the “Public Shares”) who vote either for or against the Extension Amendment Proposal may elect to redeem their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”). For illustrative purposes, based on the fair market value of marketable securities held in the Trust Account of approximately $461,300,000 as of June 30, 2019, the estimated per share redemption price would have been approximately $10.25. Pace estimates that the per share pro rata portion of the Trust Account will be approximately $10.29 at the time of the Extraordinary General Meeting. The closing price of the Public Shares on September 4, 2019 was $10.30. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 less than if the stock was sold in the open market. Pace cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Pace believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Pace does not complete the Business Combination prior to the Termination Date. If the Extension Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account, should they elect, when the Business Combination is submitted to shareholders for approval and adoption.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the Business Combination is not completed before September 30, 2019, as contemplated by and in accordance with the Articles and Trust Agreement, Pace will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest subject to an annual limit of $750,000 (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Pace’s remaining shareholders and the Pace Board, dissolve and liquidate, subject in each case to Pace’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

A special resolution, being the affirmative vote of holders of at least two-thirds of the Public Shares and Pace’s Class F shares, par value $0.0001 per share (the “Class F Shares” and, together with the Public Shares, the “Pace Ordinary Shares”), represented in person or by proxy and entitled to vote and who vote thereon at the Extraordinary General Meeting (voting together as a single class) will be required to approve the Extension Amendment Proposal. The affirmative vote of holders sixty five percent (65%) the issued and outstanding Pace Ordinary Shares will be required to approve the Trust Amendment Proposal.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the Business Combination and the implementation of the Pace Board’s plan to extend the date by which Pace must consummate the Business Combination. Therefore, the Pace Board will abandon and not implement either amendment unless Pace’s shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Trust Amendment Proposal, the Pace Board will retain the right to abandon and not implement the Trust Amendment Proposal at any time without any further action by Pace shareholders.

Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the Pace Ordinary Shares that are entitled to vote and are voted at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if the Extension Amendment Proposal and Trust Amendment Proposal are not approved at the Extraordinary General Meeting.

The Pace Board has fixed the close of business on August 23, 2019 (the “Record Date”) as the date for determining Pace’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Pace Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Pace Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of Pace and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, Pace urges you to read this material carefully and vote your shares.

By Order of the Board of Directors

David Bonderman

Chairman of the Board of Directors

Fort Worth, Texas

September 5, 2019

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of holders of at least two-thirds of the Pace Ordinary Shares represented in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting. Accordingly, if you fail to vote by proxy or to vote in person at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, however, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of sixty five percent (65%) of the issued and outstanding Pace Ordinary Shares. Accordingly, if you fail to vote by proxy or to vote in person at the Extraordinary General Meeting, such failure to vote will be the equivalent of a vote “AGAINST” the Trust Amendment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the Pace Ordinary Shares that are entitled to vote and are voted at the Extraordinary General Meeting. Accordingly, if you fail to vote by proxy or to vote in person at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, however, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDER

OF TPG PACE HOLDINGS CORP.

TO BE HELD SEPTEMBER 20, 2019

To the Shareholders of TPG Pace Holdings Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of TPG Pace Holdings Corp., a Cayman Islands exempted company (“Pace”), will be held on September 20, 2019 at 10:00 a.m. local time at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153 (the “Extraordinary General Meeting”). You are cordially invited to attend the Extraordinary General Meeting to conduct the following items of business:

1.

Extension Amendment Proposal – to consider and vote upon a proposal (the “Extension Amendment Proposal”) to amend Pace’s Articles to extend the date by which Pace has to consummate a business combination from September 30, 2019 to December 31, 2019 (the “Extended Date”) (Proposal No. 1);

2.

Trust Amendment Proposal - to consider and vote upon a proposal to amend the Trust Agreement to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with Pace’s IPO in the event Pace has not consummated a business combination prior to September 30, 2019 from September 30, 2019 to the Extended Date (the “Trust Amendment Proposal”) (Proposal No. 2); and

3.

Adjournment Proposal – to consider and vote upon a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”) (Proposal No. 3).

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Pace more time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Transaction Agreement, dated as of June 13, 2019 (as it may be amended, the “Transaction Agreement”), by and among Pace, each of the shareholders of Accel Entertainment, Inc., an Illinois corporation (“Accel”), as set forth in Schedule 1 thereto and David Ruttenberg and Gordon Rubenstein, each in their capacity as a shareholder representative. The Articles and Trust Agreement provide that Pace has until September 30, 2019 to complete its initial business combination (the “Termination Date”). Pace’s board of directors (the “Pace Board”) has determined that it is in the best interests of Pace’s shareholders to extend the Termination Date by approving the Extension Amendment Proposal and the Trust Amendment Proposal to allow additional time to consummate the Business Combination. While Pace has entered into the Transaction Agreement and intends to file with the Securities and Exchange Commission a registration statement on Form S-4 including a proxy statement/prospectus forming a part thereof (the “Registration Statement”) in respect of the Business Combination promptly, the Pace Board currently believes that there may not be sufficient time before the Termination Date to hold an Extraordinary General Meeting at which to conduct a vote for shareholder approval of the Business Combination and to consummate the Business Combination. Accordingly, the Pace Board believes that in order to be able to consummate the Business Combination, Pace will need to obtain the Extension.

As contemplated by the Articles, the holders of Pace’s Class A ordinary shares, par value $0.0001 issued in Pace’s IPO (the “Public Shares” who vote either for or against the Extension Amendment Proposal may elect to redeem their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”). For illustrative purposes, based on the fair market value of marketable securities held in the Trust Account of approximately $461,300,000 as of June 30, 2019, the estimated per share redemption price would have been approximately $10.25. Pace estimates that the per share pro rata portion of the Trust Account will be approximately $10.29 at the time of the Extraordinary General Meeting. The closing price of the Public Shares on September 4, 2019 was $10.30. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 less than if the stock was sold in the open market. Pace cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Pace believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Pace does not complete the Business Combination prior to the Termination Date. If the Extension Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account, should they elect, when the Business Combination is submitted to shareholders for approval and adoption.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the Business Combination is not completed before September 30, 2019, as contemplated by and in accordance with the Articles and the Trust Agreement, Pace will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest subject to an annual limit of $750,000 (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Pace’s remaining shareholders and the Pace Board, dissolve and liquidate, subject in each case to Pace’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

TPG Pace II Sponsor, LLC (“Pace Sponsor”) and the current independent directors of Pace (collectively, the “Pace Initial Shareholders”) have waived their rights to participate in any liquidation distribution with respect to the 11,250,000 Pace Class F Shares, par value $0.0001 per share (the “Founder Shares,” and together with the Public Shares, the “Pace Ordinary Shares”) held by them. As a consequence of such waivers, a liquidating distribution will be made only with respect to the Public Shares. There will be no distribution from the Trust Account with respect to Pace’s warrants, which will expire worthless in the event Pace dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, Pace will: (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to the redeemed Public Shares and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and be available for use by Pace to complete the Business Combination on or before the Extended Date. The remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account, should they elect, when the Business Combination is submitted to shareholders.

Record holders of Pace Ordinary Shares at the close of business on August 23, 2019 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 56,250,000 issued and outstanding Pace Ordinary Shares, including 45,000,000 issued and outstanding Public Shares. Pace’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement is dated September 5, 2019 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors

David Bonderman

Chairman of the Board of Directors

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	1

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING	2

EXTRAORDINARY GENERAL MEETING OF PACE SHAREHOLDERS	12

Date, Time and Place of Extraordinary General Meeting	12

Proposals at the Extraordinary General Meeting	12

Voting Power; Record Date	12

Quorum and Required Vote for Proposals for the Extraordinary General Meeting	13

Voting Your Shares – Shareholders of Record	13

Voting Your Shares — Beneficial Owners	14

Attending the Extraordinary General Meeting	14

Revoking Your Proxy	14

No Additional Matters	15

Who Can Answer Your Questions about Voting	15

Redemption Rights	15

Appraisal Rights	16

Proxy Solicitation Costs	16

Interests of Pace’s Initial Shareholders and Pace’s Other Current Officers Directors and Officers	17

PROPOSAL NO. 1 -- THE EXTENSION AMENDMENT PROPOSAL	19

Overview	19

Reasons for the Extension Amendment Proposal	19

If the Extension Amendment Proposal Is Not Approved	19

If the Extension Amendment Proposal is Approved	20

Redemption Rights	20

Material U.S. Federal Income Tax Consequences	22

Vote Required for Approval	27

Recommendation of the Pace Board	27

PROPOSAL NO. 2 -- THE TRUST AMENDMENT PROPOSAL	28

Overview	28

Reasons for the Trust Amendment Proposal	28

Required Vote	28

Recommendation of the Pace Board	28

PROPOSAL NO. 3 -- THE ADJOURNMENT PROPOSAL	29

Overview	29

Consequences if the Adjournment Proposal is Not Approved	29

Vote Required for Approval	29

Recommendation of the Pace Board	29

BUSINESS OF PACE AND CERTAIN INFORMATION ABOUT PACE	30

General	30

The Proposed Business Combination	30

BENEFICIAL OWNERSHIP OF SECURITIES	32

FUTURE SHAREHOLDER PROPOSALS	33

WHERE YOU CAN FIND MORE INFORMATION	33

ANNEX A	A-1

ANNEX B	B-1

- i -

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Pace’s current views with respect to, among other things, Pace’s pending Business Combination with Accel, its capital resources and results of operations. Likewise, Pace’s consolidated financial statements and all of Pace’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Pace’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Pace does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Pace’s ability to complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of Pace Shares and other securities of Pace;

•	the use of proceeds not held in the Trust Account (as described herein) or available to Pace from interest income on the Trust Account balance; and

•	the increasingly competitive environment in which Pace will operate following the Business Combination.

While forward-looking statements reflect Pace’s good faith beliefs, they are not guarantees of future performance. Pace disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Pace’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Pace’s Annual Report on Form 10-K for the year ended December 31, 2018. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Pace (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE

EXTRAORDINARY GENERAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Extraordinary General Meeting and the proposals to be presented at the Extraordinary General Meeting. The following questions and answers do not include all the information that is important to Pace shareholders. Shareholders are urged to read carefully this entire proxy statement, including the Annexes and the other documents referred to herein, to fully understand the proposals to be presented at the Extraordinary General Meeting and the voting procedures for the Extraordinary General Meeting, which will be held on September 20, 2019 at 10:00 a.m. local time at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153.

Q:	Why am I receiving this proxy statement?

A:

Pace is a blank check company incorporated in the Cayman Islands on February 14, 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In June 2017, Pace consummated its IPO from which it derived gross proceeds of $450,000,000. Like most blank check companies, Pace’s Articles provide for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in Pace’s case, September 30, 2019). The Pace Board believes that it is in the best interests of the shareholders to continue Pace’s existence until the Extended Date in order to allow Pace more time to complete the Business Combination and is therefore holding this Extraordinary General Meeting.

Q:	When and where is the Extraordinary General Meeting?

A:	The Extraordinary General Meeting will be held on September 20, 2019 at 10:00 a.m. local time at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153.

Q:	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A:	Pace shareholders are being asked to approve the following proposals:

1.

Extension Amendment Proposal – to consider and vote upon a proposal (the “Extension Amendment Proposal”) to amend Pace’s Articles to extend the date by which Pace has to consummate a business combination from September 30, 2019 to December 31, 2019 (the “Extended Date”) (Proposal No. 1).

2.

Trust Amendment Proposal - to consider and vote upon a proposal to amend the Trust Agreement to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with Pace’s IPO in the event Pace has not consummated a business combination prior to September 30, 2019 from September 30, 2019 to the Extended Date (the “Trust Amendment Proposal”) (Proposal No. 2).

3.

Adjournment Proposal – to consider and vote upon a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”) (Proposal No. 3).

Q:	Are the proposals conditioned on one another?

A:	Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension.

If the Extension is implemented and one or more Pace shareholders elect to redeem their shares pursuant to the redemption, Pace will remove the Withdrawal Amount from the Trust Account with respect to such redeemed Public Shares, deliver to the holders of such redeemed Public Shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for Pace’s use in connection with consummating the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce Pace’s net asset value. Pace cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $462,700,000 million that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and Pace does not complete the Business Combination before September 30, 2019, at the Extraordinary General Meeting or at any adjournment thereof, Pace will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest subject to an annual limit of $750,000 (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Pace’s remaining shareholders and the Pace Board, dissolve and liquidate, subject in each case to Pace’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the Founder Shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to Pace’s warrants, which will expire worthless in the event that Pace dissolves and liquidates the Trust Account. Pace will pay the costs of liquidation from its remaining assets outside of the Trust Account.

Q:	Why is Pace proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:

Pace’s Articles provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before September 30, 2019. As explained below, Pace may not be able to complete a business combination by that date. The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Pace more time to complete the Business Combination pursuant to the Transaction Agreement.

On June 13, 2019, Pace, each of the shareholders of Accel Entertainment, Inc., an Illinois corporation (“Accel”), as set forth in Schedule 1 thereto and David Ruttenberg and Gordon Rubenstein, each in their capacity as a shareholder representative, entered into the Transaction Agreement with respect to the Business Combination.

While Pace has entered into the Transaction Agreement and intends to file with the Securities and Exchange Commission (the “SEC”) the Registration Statement with respect to the Business Combination promptly, the Pace Board currently believes that there may not be sufficient time before the Termination Date to hold an Extraordinary General Meeting at which to conduct a vote for shareholder approval of the Business Combination and to consummate the Business Combination. Pace believes that given Pace’s expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination, and further, that in order to be able to consummate the Business Combination, Pace will need to obtain the Extension. Accordingly, the Pace Board is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend Pace’s corporate existence until the Extended Date.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares at this time, you will retain the right to vote on the Business Combination, and any other proposed transaction, when and if one is submitted to shareholders and the right to redeem your Public Shares in exchange for the right to receive a pro rata portion of the funds available in the Trust Account in the event a proposed transaction is approved and completed or Pace has not consummated a transaction by the Extended Date.

Q:	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A:

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of two-thirds of the Pace Ordinary Shares represented in person or by proxy and entitled to vote and who vote thereon at the Extraordinary General Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. Accordingly, a Pace shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Pace Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the Extension Amendment Proposal. The holders of a majority of the Pace Ordinary Shares being present in person or by proxy shall be a quorum.

The approval of the Trust Amendment Proposal requires the affirmative vote of holders of sixty five percent (65%) of the issued and outstanding Pace Ordinary Shares. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the Extraordinary General Meeting or an abstention from voting will be treated as voting “AGAINST” the Trust Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. The holders of a majority of the Pace Ordinary Shares being present in person or by proxy shall be a quorum.

Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the Pace Ordinary Shares that are entitled to vote and are voted at the Extraordinary General Meeting. Accordingly, a Pace shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Pace Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the Adjournment Proposal. The holders of a majority of the Pace Ordinary Shares being present in person or by proxy shall be a quorum

Q:	Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

A:

The Pace Board believes shareholders will benefit from Pace consummating the Business Combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which Pace has to complete a business combination until the Extended Date. The Extension would give Pace additional time to hold a shareholder vote for the approval of the Business Combination and to complete the Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal and approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Q:	How will the Pace Initial Shareholders and Pace’s other current directors and officers vote?

A:

The Pace Initial Shareholders and Pace’s other current directors and officers and their respective affiliates are expected to vote any Pace Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal.

The Pace Initial Shareholders and Pace’s other current directors and officers and their respective affiliates are not entitled to redeem any shares in connection with the Extension Amendment Proposal and the Trust Amendment Proposal. On the Record Date, the Pace Initial Shareholders and Pace’s other current directors and officers and their respective affiliates beneficially owned and were entitled to vote 11,250,000 Founder Shares, representing approximately 20% of Pace’s issued and outstanding Pace Ordinary Shares. Pace’s directors, executive officers and their affiliates did not beneficially own any Public Shares as of such date.

Q:	What if I do not want to vote for the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote against the proposal.

If you fail to vote by proxy or to vote in person at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established; however, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal.

If you fail to vote by proxy or to vote in person at the Extraordinary General Meeting, such failure to vote will affect the outcome of any vote on the Trust Amendment Proposal as it will be the equivalent of a vote against the Trust Amendment Proposal.

If the Extension Amendment Proposal and Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, Pace does not currently anticipate seeking any further extension to consummate a business combination.

Q:	What happens if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

A:

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved at the Extraordinary General Meeting, Pace will put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved at the extraordinary general meeting or at any adjournment thereof, and the Business Combination is not consummated by September 30, 2019, Pace will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest subject to an annual limit of $750,000 (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Pace’s remaining shareholders and the Pace Board, dissolve and liquidate, subject in each case to Pace’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Pace Initial Shareholders waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Pace warrants which will expire worthless in the event Pace dissolves and liquidates the Trust Account. Pace will pay the costs of liquidation from its remaining assets outside of the Trust Account.

Q:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, Pace will continue to attempt to consummate the Business Combination until the Extended Date. Pace will file the special resolution approving an amendment to its Articles with the Cayman Islands in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination prior to the Extended Date.

Pace will remain a reporting company under the Securities Exchange Act of 1934 and its Public Shares and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Pace held by Pace’s officers, directors, the Pace Initial Shareholders and their affiliates. In addition, the Transaction Agreement provides that each party’s obligation to consummate the Business Combination is conditioned, in part, on the Trust Account having certain adequate funds. As a result, Pace may not be able to consummate the Business Combination if the removal of the Withdrawal Amount reduces the value of the Trust Account below the required funds amount.

Q:	Would I still be able to exercise my redemption rights if I vote against the Business Combination or any subsequently proposed business combination?

A:

Unless you elect to redeem all of your shares in connection with the Extension Amendment Proposal, you will be able to vote on the Business Combination when and if it is submitted to shareholders. Additionally, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, or any other subsequently proposed business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Articles.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by sending a later-dated, signed proxy card to Pace’s Secretary at the address listed below so that it is received by Pace’s Secretary prior to the Extraordinary General

Meeting or attend the Extraordinary General Meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Pace’s Secretary, which must be received by Pace’s Secretary prior to the Extraordinary General Meeting.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Pace believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Extraordinary General Meeting. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes, but will have no effect on the Extension Amendment Proposal and the Adjournment Proposal. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:	What constitutes a quorum at the Extraordinary General Meeting?

A:

A majority of the issued and outstanding Pace Ordinary Shares entitled to vote as of the record date at the Extraordinary General Meeting must be present, in person or represented by proxy, at the Extraordinary General Meeting to constitute a quorum and in order to conduct business at the Extraordinary General Meeting. Broker non-votes and abstentions will be counted as present for the purpose of determining a quorum. The Pace Initial Shareholders, who currently own 20% of the issued and outstanding Pace Ordinary Shares, will count towards this quorum. In the absence of a quorum, the chairman of the Extraordinary General Meeting has power to adjourn the Extraordinary General Meeting. As of the Record Date for the Extraordinary General Meeting, 28,125,001 Pace Ordinary Shares would be required to achieve a quorum.

Q:	How do I vote?

A:

If you were a holder of record of Pace Ordinary Shares on August 23, 2019, the record date for the Extraordinary General Meeting, you may vote with respect to the proposals in person at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 10:00 a.m. New York time on September 20, 2019.

Voting in Person at the Meeting. If you attend the Extraordinary General Meeting and plan to vote in person, you will be provided with a ballot at the Extraordinary General Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, you will need to bring to the Extraordinary General Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Q:	Does the Pace Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Trust Amendment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal and the Trust Amendment Proposal, the Pace Board has determined that the Extension Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of Pace and its shareholders. The Pace Board recommends that Pace’s shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Trust Amendment Proposal.

Q:	What interests do Pace’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Amendment Proposal?

A:

Pace’s directors and officers have interests in the Extension Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and warrants that may become exercisable in the future. See the section entitled “The Extraordinary General Meeting—Interests of the Company’s Directors and Officers.”

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Amendment Proposal?

A:	No. There are no appraisal rights available to Pace’s shareholders in connection with the Extension Amendment Proposal or the Trust Amendment Proposal.

Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with Pace’s IPO which are exerciseable for one Public Share at an exercise price of $11.50 per Public Share (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement, including the Annexes, and to consider how the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:

If the Extension is implemented, each public shareholder may seek to redeem their Public Shares for a pro rata portion of the funds available in the Trust Account, including interest, less income taxes payable.

In order to exercise your redemption rights, you must (i) check the box on the enclosed proxy card to elect redemption, (ii) check the box on the enclosed proxy card marked “Shareholder Certification,” (iii) if you hold Public Units, separate the underlying Public Shares and Public Warrants, and (iv) prior to 5:00 p.m. New York time on September 18, 2019 (two business days before the Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that Pace redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

Please check the box on the enclosed proxy card marked “Shareholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other shareholder with respect to the Public Shares. Notwithstanding the foregoing, a holder of the Public Shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares included in the Public Units sold in the Pace IPO. Accordingly, all Public Shares in excess of the aforementioned 15% threshold beneficially owned by a Pace public shareholder or group will not be redeemed for cash.

Pace shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is Pace’s understanding that Pace shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, Pace does not have any control over this process and it may take longer than two weeks. Pace shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Pace shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment and the Trust Amendment at the Extraordinary General Meeting, or to deliver their shares to the Transfer Agent electronically using Depository Trust Company’s (DTC) Deposit/Withdrawal At Custodian (DWAC) system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A:

Pace will pay the cost of soliciting proxies for the Extraordinary General Meeting. Pace has engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. Pace has agreed to pay Morrow a fee of $30,000, plus disbursements, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. Pace will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Pace Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Pace Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Pace may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

TPG Pace Holdings Corp.

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

(212) 405-8458

Email: Pace@tpg.com

You may also contact the proxy solicitor for Pace at:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Individuals, please call toll-free: (800) 662-5200

Banks and brokerage, please call: (203) 658-9400

Email: TPGH.info@morrowsodali.com

To obtain timely delivery, Pace shareholders must request the materials no later than September 13, 2019, or five business days prior to the Extraordinary General Meeting.

You may also obtain additional information about Pace from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the Transfer Agent prior to the Extraordinary General Meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the Transfer Agent:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF PACE SHAREHOLDERS

This proxy statement is being provided to Pace shareholders as part of a solicitation of proxies by the Pace Board for use at the Extraordinary General Meeting of Pace Shareholders to be held on September 20, 2019, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about September 5, 2019 to all shareholders of record of Pace as of August 23, 2019, the record date for the Extraordinary Meeting. Shareholders of record who owned Pace Ordinary Shares at the close of business on the record date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 10:00 a.m., on September 20, 2019 at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153, or such other date, time and place to which such meeting may be adjourned, to consider and vote upon the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, Pace shareholders will vote on the following proposals:

1.

Extension Amendment Proposal – to consider and vote upon a proposal (the “Extension Amendment Proposal”) to amend Pace’s Articles to extend the date by which Pace has to consummate a business combination from September 30, 2019 to December 31, 2019 (the “Extended Date”) (Proposal No. 1).

2.

Trust Amendment Proposal – to consider and vote upon a proposal to amend the Trust Agreement to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with Pace’s IPO in the event Pace has not consummated a business combination prior to September 30, 2019 from September 30, 2019 to the Extended Date (the “Trust Amendment Proposal”) (Proposal No. 2).

3.

Adjournment Proposal – to consider and vote upon a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”) (Proposal No.  3).

Voting Power; Record Date

As a shareholder of Pace, you have a right to vote on certain matters affecting Pace. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned Pace Ordinary Shares at the close of business on August 23, 2019, which is the Record Date for the Extraordinary General Meeting. You are entitled to one vote for each Pace Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 56,250,000 Pace Ordinary Shares outstanding, of which 45,000,000 are Public Shares and 11,250,000 are Founder Shares held by the Pace Initial Shareholders.

THE PACE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of Extension Amendment Proposal requires the affirmative vote of holders of two-thirds of the Pace Ordinary Shares represented in person or by proxy and entitled to vote and who vote thereon at the Extraordinary General Meeting. Accordingly, a Pace shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Pace Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the Extension Amendment Proposal. The holders of a majority of the Pace Ordinary Shares being present in person or by proxy shall be a quorum.

The approval of the Trust Amendment Proposal requires the affirmative vote of holders of sixty five percent (65%) of the issued and outstanding Pace Ordinary Shares. Failure to vote by proxy or to vote in person at the Extraordinary General Meeting or an abstention from voting will be treated as voting “AGAINST” the Trust Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. The holders of a majority of the Pace Ordinary Shares being present in person or by proxy shall be a quorum.

The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the Pace Ordinary Shares that are entitled to vote and are voted at the Extraordinary General Meeting. Accordingly, a Pace shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Pace Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the Adjournment Proposal. The holders of a majority of the Pace Ordinary Shares being present in person or by proxy shall be a quorum.

If Pace does not receive approval for the Extension Amendment Proposal and the Trust Amendment Proposal, it is likely that Pace will fail to complete an initial business combination by September 30, 2019, and will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares – Shareholders of Record

If you are a Pace shareholder of record, you may vote by mail or in person at the Extraordinary General Meeting. Each Pace Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your one or more proxy cards show the number of Pace Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Pace Ordinary Shares will be voted as recommended by the Pace Board. The Pace Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 10:00 a.m. New York Time on September 20, 2019.

Voting in Person at the Meeting. If you attend the Extraordinary General Meeting and plan to vote in person, you will be provided with a ballot at the Extraordinary General Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, you will need to bring to the Extraordinary General Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares. That is the only way Pace can be sure that the broker, bank or nominee has not already voted your Pace Ordinary Shares.

Voting Your Shares — Beneficial Owners

If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. As a beneficial owner, if you wish to vote at the Extraordinary General Meeting, you will need to bring to the Extraordinary General Meeting a legal proxy from your broker, bank or other nominee authorizing you to vote those shares. Please see “— Attending the Extraordinary General Meeting.”

Attending the Extraordinary General Meeting

Only Pace shareholders on the Record Date or their legal proxy holders may attend the Extraordinary General Meeting. To be admitted to the Extraordinary General Meeting, you will need a form of photo identification and valid proof of ownership of Pace Ownership Shares or a valid legal proxy. If you have a legal proxy from a shareholder of record, you must bring a form of photo identification and the legal proxy to the Extraordinary General Meeting. If you have a legal proxy from a “street name” shareholder, you must bring a form of photo identification, a legal proxy from the record holder (that is, the bank, broker or other holder of record) to the “street name” shareholder that is assignable, and the legal proxy from the “street name” shareholder to you. Shareholders may appoint only one proxy holder to attend on their behalf.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify Pace’s Secretary in writing to TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 776102, before the Extraordinary General Meeting that you have revoked your proxy; or

•	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Under the amended and restated memorandum and articles of association of Pace, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Pace Ordinary Shares, you may call Morrow, Pace’s proxy solicitor, at (800) 662-5200 (toll free), or banks and brokerage firms, please call collect at (203) 658-9400.

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, each public shareholder may seek to redeem his Public Shares for a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•	if you hold Public Units, separate the underlying Public Shares and Public Warrants;

•	check the box on the enclosed proxy card to elect redemption;

•

check the box on the enclosed proxy card marked “Shareholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other shareholder with respect to Public Shares;

•

prior to 5:00 p.m., New York Time on September 18, 2019 (two business days before the Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that Pace redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the Transfer Agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal and the Trust Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Public Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Public Units registered in your own name, you must deliver the certificate for such Public Units to Continental Stock Transfer & Trust Company, the Transfer Agent, with written instructions to separate such Public Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Public Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Public Units, you must instruct such nominee to separate your Public Units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, the Transfer Agent. Such written instructions must include the number of Public Units to be split and the nominee holding such Public Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Public Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Public Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by Pace’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $461,300,000 as of June 30, 2019. Prior to exercising redemption rights, Pace shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Pace, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If Pace does not consummate an initial business combination by September 30, 2019, Pace will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of Pace’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to Pace’s shareholders in connection with the Extension Amendment Proposal or the Trust Amendment Proposal.

Proxy Solicitation Costs

Pace is soliciting proxies on behalf of the Pace Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Pace has engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. Pace and its directors, officers and employees may also solicit proxies in person. Pace will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Pace will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Pace will pay Morrow a fee of $30,000, plus disbursements, reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as Pace’s proxy solicitor. Pace will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Pace shareholders. Directors, officers and employees of Pace who solicit proxies will not be paid any additional compensation for soliciting.

Interests of Pace’s Initial Shareholders and Pace’s Other Current Officers Directors and Officers

When you consider the recommendation of the Pace Board, Pace shareholders should be aware that aside from their interests as shareholders, the Pace Initial Shareholders and certain members of the Pace Board and officers have interests that are different from, or in addition to, those of other shareholders generally. The Pace Board was aware of and considered these interests, among other matters, in recommending to Pace shareholders that they approve the Extension Amendment Proposal and the Trust Amendment Proposal. Pace shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal and the Trust Amendment Proposal:

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if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and Pace does not consummate a business combination by September 30, 2019 as contemplated by Pace’s IPO prospectus and in accordance with the Articles, the Founder Shares held by Pace Sponsor, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 7,333,333 private placement warrants (the “Private Placement Warrants”) that were acquired simultaneously with the IPO for an aggregate purchase price of $11,000,000 (as they will expire). Such Founder Shares and warrants had an aggregate market value of approximately $115,875,000 based on the last sale price of $10.30 and $1.75 of the Public Shares and warrants, respectively, on New York Stock Exchange on September 4, 2019;

•

the fact that the Pace Initial Shareholders and Pace directors and officers have agreed not to redeem any Pace Ordinary Shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•

the fact that the Pace Initial Shareholders and Pace directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Pace fails to complete an initial business combination by September 30, 2019;

•

the fact that, at the option of the Pace Sponsor, any amounts outstanding under any working capital loan made by Pace Sponsor or any of its affiliates to Pace in an aggregate amount up to $1,500,000 may be converted into warrants to purchase Public Shares;

•

the fact that Pace Sponsor and Pace’s officers and directors will lose their entire investment in Pace and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by September 30, 2019;

•	if the Trust Account is liquidated, including in the event Pace is unable to complete an initial business combination within the required time period, Pace Sponsor has agreed to indemnify Pace to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Pace has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Pace (other than Pace’s independent auditors), but only if such third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•

none of the Pace officers or directors are required to commit his or her full time to Pace’s affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and Pace consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

PROPOSAL NO. 1 -- THE EXTENSION AMENDMENT PROPOSAL

Overview

Pace is proposing to amend its Articles to extend the date by which Pace has to consummate a business combination to the Extended Date so as to give Pace more time to complete the Business Combination. A copy of the special resolution to amend the Articles of Pace is attached to the proxy statement as part of Annex A.

The Business Combination qualifies as a “business combination” under Pace’s Articles, but Pace believes that there may not be sufficient time before the Termination Date to hold an extraordinary general meeting at which to conduct a vote for shareholder approval of the Business Combination and consummate the closing of the Business Combination. Accordingly, Pace’s board of directors believes that in order to be able to consummate the Business Combination, Pace will need to obtain the Extension. Pace believes that given Pace’s expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination.

All holders of Pace’s Public Shares, whether they vote for or against the Extension Amendment Proposal, are entitled to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the Trust Account, provided that the Extension is implemented. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account of approximately $461,300,000 as of June 30, 2019, the estimated per share redemption price would have been approximately $10.25. Pace estimates that the per share pro rata portion of the Trust Account will be approximately $10.29 at the time of the Extraordinary General Meeting. The closing price of the Public Shares on September 4, 2019 was $10.30. Accordingly, if the market price were to remain the same until the date of the extraordinary general meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 less than if they sold their stock in the open market. Pace cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Pace believes that such redemption right enables Pace’s public shareholders to determine not to sustain their investments for an additional period if Pace does not complete the Stock Purchase in the timeframe contemplated by the terms of its Articles. If the Extension Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account, should they elect, when the Stock Purchase is submitted to shareholders for approval and adoption.

Reasons for the Extension Amendment Proposal

Pace’s Articles provide that Pace has until September 30, 2019 to complete a business combination. Pace and its officers and directors agreed that it would not seek to amend Pace’s Articles to allow for a longer period of time to complete a business combination unless it provided dissenting holders of Public Shares with the right to seek redemption of their Public Shares in connection therewith. Because Pace has determined in its reasonable judgment that it may not be able to complete the Business Combination, or any other initial business combination, by September 30, 2019, Pace has determined to seek shareholder approval to extend the time for closing a business combination beyond September 30, 2019 to the Extended Date.

The Extension Amendment Proposal is essential to allowing Pace more time to obtain approval for the Business Combination at an extraordinary general meeting and to consummate the closing of the Business Combination prior to the Extended Date. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved, Pace will, unless Pace completes the Business Combination, or another business combination, prior to September 30, 2019: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest subject to an annual limit of $750,000 (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Pace’s remaining shareholders and the Pace Board, dissolve and liquidate, subject in each case to Pace’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Pace Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to Pace’s warrants which will expire worthless in the event Pace dissolves and liquidates the Trust Account. Pace will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, Pace will file the special resolution to amend the Articles with the Cayman Islands in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. Pace will then continue to attempt to consummate a business combination until the Extended Date. Pace will remain a reporting company under the Securities Exchange Act of 1934 and its units, Public Shares and warrants will remain publicly traded during this time. The terms of the warrants will continue in accordance with their terms, with the warrants becoming exercisable upon the consummation of any business combination on or prior to the Extended Date.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the Business Combination, or any other proposed business combination, when and if it is submitted to shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the Business Combination or any other business combination is approved and completed or Pace has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce Pace’s net asset value. Pace cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $462,700,000 million that was in the Trust Account as of the Record Date. In addition, the Transaction Agreement provides that each party’s obligation to consummate the Business Combination is conditioned, in part, on the Trust Account having certain adequate funds. As a result, Pace may not be able to consummate the Business Combination if the removal of the Withdrawal Amount reduces the value of the Trust Account below the required funds amount.

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, each public shareholder may seek to redeem his Public Shares for a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•	if you hold Public Units, separate the underlying Public Shares and Public Warrants;

•	check the box on the enclosed proxy card to elect redemption;

•

check the box on the enclosed proxy card marked “Shareholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other shareholder with respect to Public Shares;

•

prior to 5:00 p.m., New York time on September 18, 2019 (two business days before the Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that Pace redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the Transfer Agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal and the Trust Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Public Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Public Units registered in your own name, you must deliver the certificate for such Public Units to Continental Stock Transfer & Trust Company, the Transfer Agent, with written instructions to separate such Public Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Public Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Public Units, you must instruct such nominee to separate your Public Units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, the Transfer Agent. Such written instructions must include the number of Public Units to be split and the nominee holding such Public Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Public Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Public Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by Pace’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $461,300,000 as of June 30, 2019. Prior to exercising redemption rights, Pace shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Pace, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If Pace does not consummate an initial business combination by September 30, 2019, Pace will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of Pace’s warrants will expire worthless.

Material U.S. Federal Income Tax Consequences

The following is a discussion of the material U.S. federal income tax considerations for beneficial owners of Public Shares relating to the Extension Amendment Proposal. This discussion only applies to Public Shares and Public Warrants (“Public Securities”) held as capital assets for U.S. federal income tax purposes, and does not describe the tax considerations for beneficial owners of Class F Shares or Private Placement Warrants or all of the tax consequences that may be relevant to beneficial owners of Public Securities in light of their particular circumstances, including alternative minimum tax and Medicare contribution tax consequences, or beneficial owners who are subject to special rules, such as:

•	financial institutions;

•	insurance companies;

•	dealers or traders subject to a mark-to-market method of tax accounting with respect to the Public Securities;

•	persons holding the Public Securities as part of a “straddle,” hedge, integrated transaction or similar transaction;

•	persons required under Section 451(b) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Tax Code”), to conform the timing of income accruals to its financial statements;

•	U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•	partnerships or other pass-through entities for U.S. federal income tax purposes or investors in such entities;

•	holders who are controlled foreign corporations and passive foreign investment companies;

•	U.S. holders owning or considered as owning 10 percent or more of the Public Shares; or

•	tax-exempt entities.

If you are a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners will generally depend on the status of the partners and your activities.

This discussion is based on the U.S. Tax Code, and administrative pronouncements, judicial decisions and final, temporary and proposed U.S. Treasury Regulations all as of the date hereof, changes to any of which subsequent to the date of this prospectus may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes. Each of the foregoing is subject to change, potentially with retroactive effect. You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Because Public Units (each of which consists of one Public Share and one third of a Public Warrant of Pace sold in the Pace IPO) can be separated into their component parts at the option of the holder, a beneficial owner of a Public Unit should be treated as the owner of the underlying Public Securities for U.S. federal income tax purposes. The discussion below with respect to Public Securities should also apply to holders of Public Units (as the deemed owner of the underlying Public Securities).

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons (as defined in the U.S. Tax Code) have authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under Treasury Regulations to be treated as a U.S. person.

ALL HOLDERS OF PUBLIC SHARES SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE EXTENSION AMENDMENT PROPOSAL TO THEM, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.

Redemption of Public Shares.

Subject to the PFIC rules below, in the event that a U.S. holder’s Public Shares are redeemed pursuant to the redemption provisions described in this proxy statement under “The Extension Amendment Proposal—Redemption Rights”, the treatment of the Extension Amendment Proposal for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Public Shares under section 302 of the U.S. Tax Code. If the redemption qualifies as a sale of the Public Shares, the U.S. holder will be treated in the same manner as described under “—U.S. Holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” below. If the redemption does not qualify as a sale of Public Shares, the U.S. holder will be treated as receiving a corporate distribution with similar tax consequences to those described below under “—U.S. Holders—Taxation of Distributions.” Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of Public Shares treated as held by the U.S. holder (including any shares constructively owned by the U.S. holder) relative to all of the Public Shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of the Public Shares (rather than as a corporate distribution) if the redemption (i) results in a “complete termination” of the U.S. holder’s interest in Pace, (ii) is “not essentially equivalent to a dividend” with respect to the U.S. holder or (iii) is a “substantially disproportionate redemption” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only shares actually owned by the U.S. holder, but also Public Shares that are constructively owned by it. A U.S. holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any shares the U.S. holder has a right to acquire by exercise of an option (such as public warrants). There will be a complete termination of a U.S. holder’s interest if either (i) all of the shares of Public Shares actually and constructively owned by the U.S. holder are redeemed or (ii) all of the Public Shares actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and does waive, the attribution of shares owned by certain family members does not constructively own any other shares. The redemption of Public Shares will not be essentially equivalent to a dividend if a U.S. holder’s redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in Pace. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in Pace will depend on the particular facts and circumstances. However, the U.S. Internal Revenue Service (the “IRS”) has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over its corporate affairs may constitute such a “meaningful reduction.” In order to meet the “substantially disproportionate” test, the percentage of outstanding Public Shares actually and constructively owned by the U.S. holder immediately following the redemption of the Public Shares must, among other requirements, be less than 80% of the percentage of the outstanding Public Shares actually and constructively owned by the U.S holder immediately before the redemption. A U.S. holder should consult with its tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption proceeds will be treated as a corporate distribution and the tax effects will be as described under “—U.S. Holders—Taxation of Distributions,” below. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed Public Shares will be added to the U.S. holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

U.S. holders who actually or constructively own 5 percent (or, if the shares of Public Shares are not then publicly traded, 1 percent) or more of the outstanding Public Shares (by vote or value) may be subject to special reporting requirements with respect to a redemption of shares of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Distributions

A U.S. holder generally will be required to include in gross income as dividends the amount of any cash distribution paid on the Public Shares. A cash distribution on such shares generally will be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of Pace’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by Pace to a corporate U.S. holder would be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations so long as such corporate U.S. holder satisfies the holding period requirement for the dividends-received deduction.

Distributions in excess of such earnings and profits generally will be applied against and reduce the U.S. holder’s basis in its shares (but not below zero), and any excess will be treated as gain from the sale or exchange of such shares as described below under “— U.S. Holders — Gain or Loss on Sale, Exchange or Other Taxable Disposition of Public Shares and Warrants”.

With respect to non-corporate U.S. holders, under tax laws currently in effect, dividends generally will be taxed at the lower applicable long-term capital gains rate so long as such non-corporate U.S. holder satisfies the holding period requirement of at least sixty days which begins within a certain number of days before the ex-dividend date (see “—U.S. Holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” below).

Gain or Loss on Sale, Exchange or Other Taxable Disposition of Public Shares

Upon a sale, exchange or other taxable disposition of Public Shares, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in the shares of Public Shares.

Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Passive Foreign Investment Company Rules

General. A foreign corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes with respect to a particular U.S. holder if (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of the value of its assets, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. Once a foreign corporation is classified as a PFIC for any taxable year during which a U.S. holder owns stock in such foreign corporation, the foreign corporation generally remains thereafter classified as a PFIC.

PFIC Status. Because Pace is a blank-check company with no current active business, based upon the composition of its income and assets, and upon review of its financial statements, Pace believes that it likely was a PFIC for the 2018 taxable year and likely will be considered a PFIC for its current taxable year.

QEF Election. The impact of the PFIC rules on a U.S. holder will depend on whether the U.S. holder has made a timely and effective election to treat Pace as a “qualified electing fund” under Section 1295 of the U.S. Tax Code for the taxable year that is the first year of the U.S. holder’s holding period of Public Shares during which Pace qualified as a PFIC (a “QEF Election”). The QEF Election is made by individual shareholders on IRS Form 8621 and requires the shareholder to include in income its pro rata share of Pace’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. holder in which or with which Pace’s taxable year ends. However, to comply with the requirements of a QEF Election, a U.S. holder must receive a PFIC annual information statement from Pace. Pace did not provide a PFIC annual information statement for 2017 or 2018 and does not expect to provide such statement for 2019. Without such statements a U.S. holder would not be able to make a QEF Election with respect to Pace for 2017, 2018 and 2019.

Mark-to-Market Election. Alternatively, if a U.S. holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the U.S. holder may make a mark-to-market election with respect to such shares for such taxable year. If the U.S. holder makes a valid mark-to-market election for the first taxable year of the U.S. holder in which the U.S. holder holds (or is deemed to hold) ordinary shares in Pace and for which Pace is determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its ordinary shares. Instead, in general, the U.S. holder will include as ordinary income for each of the taxable years the excess, if any, of the fair market value of its ordinary shares at the end of such taxable year over the adjusted basis in its ordinary shares. The U.S. holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its ordinary shares over the fair market value of its ordinary shares at the end of such taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange (on which Public Shares have been listed), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. holders should consult their tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to Public Shares under their particular circumstances.

Reporting. A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder, may have to file an IRS Form 8621 (whether or not a QEF Election or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and the accompanying rules regarding QEF Elections and mark-to-market elections are very complex and are affected by various factors in addition to those described above, including the finalization of any applicable regulations. Accordingly, U.S. holders of the Public Shares should consult their tax advisors concerning the application of the PFIC rules to such securities under their particular circumstances.

Non-U.S. Holders

For purposes of this discussion, a “Non-U.S. holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual;

•	a non-U.S. corporation; or

•	a non-U.S. estate or trust;

but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you are urged to consult your tax advisor regarding the U.S. federal income tax consequences of the sale or other disposition of Public Securities.

Dividends (including constructive dividends) paid or deemed paid to a Non-U.S. holder in respect of the Public Shares generally will not be subject to U.S. federal income tax, unless the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and are attributable to a U.S. permanent establishment if an applicable treaty so requires). In addition, a Non-U.S. holder generally will not be subject to U.S. federal income tax on any gain attributable to a sale or other disposition of the Public Shares unless such gain is effectively connected with its conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such holder maintains in the United States).

Dividends and gains that are effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States (and are attributable to a U.S. permanent establishment if an applicable treaty so requires) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. holder and, in the case of a Non-U.S. holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Dividend payments with respect to the Ordinary Shares and proceeds from the sale, exchange or redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval

The approval of Extension Amendment Proposal requires the affirmative vote of holders of two-thirds of the Pace Ordinary Shares represented in person or by proxy and entitled to vote and who vote thereon at the extraordinary general meeting. Failure to vote by proxy or to vote in person at the Extraordinary General Meeting or an abstention from voting will have the no effect on the outcome of the vote on the Extension Amendment Proposal.

The Extension Amendment Proposal is conditioned upon the approval of the Trust Amendment Proposal. If the Trust Amendment Proposal is not approved, the Extension Amendment Proposal will have no effect, even if approved by Pace shareholders.

Recommendation of the Pace Board

THE PACE BOARD UNANIMOUSLY RECOMMENDS

THAT PACE SHAREHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 -- THE TRUST AMENDMENT PROPOSAL

Overview

The Trust Amendment Proposal would amend Pace’s existing Trust Agreement to change the date by which the trustee must commence liquidating the trust, from the 24-month anniversary of the closing of the IPO to the Extended Date, and make any other conforming amendments. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment Proposal

Pace’s Articles provide that Pace has until September 30, 2019 to complete a business combination. Pace and its officers and directors agreed that it would not seek to amend Pace’s Articles to allow for a longer period of time to complete a business combination unless it provided dissenting holders of Public Shares with the right to seek redemption of their Public Shares in connection therewith. Because Pace has determined in its reasonable judgment that it may not be able to complete the Business Combination, or any other initial business combination, by September 30, 2019, Pace has determined to seek shareholder approval to extend the time for closing a business combination beyond September 30, 2019 to the Extended Date.

Pace is proposing to amend its Trust Agreement to extend the date on which the Trustee must commence liquidating the Trust Account in the event Pace has not consummated a business combination from September 30, 2019 to the Extended Date.

The Trust Amendment Proposal is essential to allowing Pace more time to obtain approval for the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination prior to the Extended Date. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension.

If the Trust Amendment Proposal is not approved and Pace has not consummated the Business Combination, or another business combination, by September 30, 2019, Pace will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest subject to an annual limit of $750,000 (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Pace’s remaining shareholders and the Pace Board, dissolve and liquidate, subject in each case to Pace’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Public Warrants which will expire worthless in the event Pace winds up.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of holders of sixty five percent (65%) of the issued and outstanding Pace Ordinary Shares. Failure to vote by proxy or to vote in person at the Extraordinary General Meeting or an abstention from voting will be treated as voting “AGAINST” the Trust Amendment Proposal.

The Trust Amendment Proposal is conditioned upon the approval of the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Trust Amendment Proposal will have no effect, even if approved by Pace shareholders.

Recommendation of the Pace Board

THE PACE BOARD UNANIMOUSLY RECOMMENDS

THAT PACE SHAREHOLDERS VOTE “FOR”

THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 -- THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Pace Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Pace’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the extraordinary general meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Pace’s shareholders, the Pace Board may not be able to adjourn the extraordinary general meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the extraordinary general meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the Pace Ordinary Shares that are entitled to vote and are voted at the Extraordinary General Meeting. Failure to vote by proxy or to vote in person at the Extraordinary General Meeting or an abstention from voting will have the no effect on the outcome of the vote on the Adjournment Proposal.

Recommendation of the Pace Board

THE PACE BOARD UNANIMOUSLY RECOMMENDS

THAT PACE SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL

BUSINESS OF PACE AND CERTAIN INFORMATION ABOUT PACE

General

Pace is a blank check company incorporated on February 14, 2017 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Pace also has neither engaged in any operations nor generated any revenue to date. Based on its business activities, Pace is a “shell company” as defined under the Exchange Act because it has no operations and nominal assets consisting almost entirely of cash.

Prior to the Pace IPO, on February 22, 2017, Pace Sponsor purchased 11,500,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.002 per share. On June 19, 2017, Pace Sponsor transferred 40,000 Founder Shares to each of Pace’s five independent directors at their original purchase price. On August 14, 2017, Pace Sponsor forfeited 250,000 Founder Shares on the expiration of the unexercised portion of the underwriters’ over-allotment option. At June 30, 2019, Pace Sponsor and five independent directors, collectively, held 11,250,000 Founder Shares.

On June 30, 2017, Pace consummated the Pace IPO of 45,000,000 Public Units (which included the purchase of 5,000,000 Public Units subject to the underwriters’ 6,000,000 Public Unit over-allotment option) at a price of $10.00 per Public Unit, generating gross proceeds of $450,000,000 before underwriting discounts and expenses. Each Public Unit consists of one Public Share and one-third of one Public Warrant. Each Public Warrant entitles the holder to purchase one-third of one Public Share for $11.50 per share. Simultaneous to the closing of the Pace IPO, Pace completed the private placement of an aggregate 7,333,333 Private Placement Warrants to Pace Sponsor, each exerciseable to purchase one Public Share for $11.50 per share, at a price of $1.50 per Private Placement Warrant.

Pace received gross proceeds from the Pace IPO and the sale of the Private Placement Warrants of $450,000,000 and $11,000,000, respectively, for an aggregate of $461,000,000. $450,000,000 of the gross proceeds was deposited in the Trust Account with the Trustee. At the closing of the Pace IPO, the remaining $11,000,000 was held outside of the Trust Account, of which $9,000,000 was used to pay underwriting discounts and $300,000 was used to repay notes payable to Pace Sponsor, with the balance reserved to pay accrued offering and formation costs, business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. In the future, a portion of interest income on the funds held in the Trust Account may be released to Pace to pay tax obligations. On January 2, 2018, Pace invested the funds held in the Trust Account in a money market account invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of June 30, 2019, proceeds and interest totaling approximately $461,300,000 were held in the Trust Account.

On August 17, 2017, Pace announced that, commencing August 18, 2017, holders of the 45,000,000 Public Units sold in the Pace IPO may elect to separately trade the Public Shares and Public Warrants included in the Public Units. Those Public Units not separated continue to trade on the NYSE under the symbol “TPGH.U” and the Public Shares and Public Warrants that are separated trade on the NYSE under the symbols “TPGH” and “TPGH.WS,” respectively.

The mailing address of Pace’s principal executive office is 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, and its telephone number is (212) 405-8458.

The Proposed Business Combination

As previously announced, Pace, certain shareholders of Accel set forth in Schedule 1 of the Transaction Agreement and David Ruttenberg and Gordon Rubenstein, each in their capacity as a shareholder representative entered into the Transaction Agreement. Pursuant to the Transaction Agreement, the parties agreed to, subject to the terms and conditions of the Transaction Agreement, to effect the Stock Purchase. Pace is working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, but has determined that there will not be sufficient time before September 30, 2019 to hold a special meeting to obtain shareholder approval of, and to consummate the Business Combination. Accordingly, the Pace Board believes that in order to be able to successfully complete the Business Combination as contemplated by the Transaction Agreement, it is appropriate to obtain the Extension. The Pace Board has determined that it is in the best interests of Pace’s shareholders to extend the Termination Date by approving the Extension Amendment Proposal and the Trust Amendment Proposal to allow additional time to consummate the Business Combination.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Pace Ordinary Shares as of June 30, 2019, with respect to the beneficial ownership of Pace’s common stock held by:

•	each person who is known by Pace to be the beneficial owner of more than 5% of outstanding Pace Ordinary Shares;

•	each of Pace’s officers and directors that beneficially own Pace Ordinary Shares; and

•	all Pace officers and directors as a group.

Unless otherwise indicated, Pace believes that all persons named in the table below have sole voting and investment power with respect to all shares of capital stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Pace Ordinary Shares(2)	Percentage of All Pace Ordinary Shares
TPG Pace II Sponsor, LLC(3)	11,050,000	19.6%
TPG Group Holdings (SBS) Advisors, Inc.(3)	11,050,000	19.6%
David Bonderman(3)	11,050,000	19.6%
James Coulter(3)	11,050,000	19.6%
Chad Leat	40,000	*
Kathleen Philips	40,000	*
Robert Suss	40,000	*
Paul Walsh	40,000	*
Kneeland Youngblood	40,000	*
Karl Peterson	—	*
Martin Davidson	—	*
Eduardo Tamraz	—	*
All executive officers and directors as a group (9 persons) (3)	11,250,000	20.0%

*	Less than 1%.

(1)

This table is based on 56,250,000 ordinary shares outstanding at June 30, 2019, of which 45,000,000 were Public Shares and 11,250,000 were Class F ordinary shares. Except as described in the footnotes below and subject to applicable community property laws and similar laws, Pace believes that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 301 Commerce Street, Suite 3300, Fort Worth, Texas, 76102.

(2)	This table does not reflect record or beneficial ownership of the 7,333,333 Private Placement Warrants as they are not exercisable within 60 days of June 30, 2019.

(3)

Pace Sponsor holds an aggregate of 11,050,000 Class F ordinary shares. The managing member of Pace Sponsor is TPG Pace Governance, LLC, a Cayman Islands limited liability company, whose sole member is TPG Holdings III, L.P., a Delaware limited partnership, whose general partner is TPG Holdings III-A, L.P., a Cayman Islands limited partnership, whose general partner is TPG Holdings III-A, Inc., a Cayman Islands corporation, whose sole shareholder is TPG Group Holdings (SBS), L.P., a Delaware limited partnership, whose general partner is TPG Group Holdings (SBS) Advisors, LLC, a Delaware limited liability company, whose sole member is TPG Group Holdings (SBS) Advisors, Inc., a Delaware corporation. David Bonderman and James Coulter are sole shareholders of TPG Group Holdings (SBS) Advisors, Inc. and may therefore be deemed to be the beneficial owners of the securities held by Pace Sponsor. Messrs. Bonderman and Coulter disclaim beneficial ownership of the securities held by Pace Sponsor except to the extent of their pecuniary interest therein.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, Pace’s 2020 annual general meeting will likely be held in 2020. For any proposal to be considered for inclusion in Pace’s proxy statement and form of proxy for submission to the shareholders at Pace’s 2020 annual meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and Pace’s bylaws. Such proposals must be received by Pace at its executive offices a reasonable time before Pace begins to print and mail its 2020 annual meeting proxy materials in order to be considered for inclusion in the proxy materials for the 2020 annual meeting.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and Pace does not consummate the Business Combination before September 30, 2019, there will be no annual general meeting in 2020.

WHERE YOU CAN FIND MORE INFORMATION

Pace files annual, quarterly and current reports, proxy statement and other information with the SEC as required by the Exchange Act. Pace’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Pace’s filings with the SEC (excluding exhibits) at no cost by contacting Pace at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Pace’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact Pace at the following address and telephone number:

TPG Pace Holdings Corp.

301 Commerce Street

Suite 3300

Fort Worth, Texas 76102

(212) 405-8458

Email: Pace@tpg.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Pace’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Individuals, please call toll-free: (800) 662-5200

Banks and brokerage, please call: (203) 658-9400

Email: TPGH.info@morrowsodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a Pace shareholder and would like to request documents, please do so by September 13, 2019, or five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from Pace, such documents will be mailed to you by first class mail, or another equally prompt means.

ANNEX A

TPG PACE HOLDINGS CORP.

(the “Company”)

SPECIAL RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

It was resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 49.4(a) by deleting the following introduction of such article:

“the Company does not consummate a Business Combination by twenty-four months after the closing of the IPO the Company shall:”

and replacing it with the following:

“the Company does not consummate a Business Combination by 31 December, 2019, or such earlier date being not earlier than 30 September 2019 at the directors’ discretion, the Company shall”; and

(b)	amending article 49.4(b) by deleting the words:

“within 24 months from closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for a Business Combination within 24 months from the closing of the IPO but has not completed the Business Combination within such 24-month period)”

and replacing them with the words:

“by 31 December, 2019, or such earlier date being not earlier than 30 September 2019 at the directors’ discretion”.

A-1

ANNEX B

AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Investment Management Trust Agreement (as defined below) is made by and between TPG Pace Holdings Corp., a Cayman Islands exempted company (the “Company”) and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms used herein but not specifically defined shall have the meanings ascribed to such terms in the Investment Management Trust Agreement.

WHEREAS, the Company and the Trustee are parties to the Investment Management Trust Agreement, dated as of June 27, 2017 (the “Investment Management Trust Agreement”);

WHEREAS, Section 1(i) of the Investment Management Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under circumstances described therein;

WHEREAS, at an extraordinary general meeting of shareholders of the Company held on September 20, 2019, the Company’s shareholders approved (i) a proposal (the “Extension Amendment Proposal”) to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from September 30, 2019 to December 31, 2019 (the “Extended Date”) and (ii) a proposal to extend the date on which to commence liquidating the Trust Account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination to the Extended Date; and

WHEREAS, on the date hereof, the Company is filing the amendment to the Company’s Articles with the Cayman Islands.

NOW, THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Investment Management Trust Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, or Chairman of the board of directors (the “Board”) of the Company or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund its working capital requirements, subject to an annual limit of $750,000, and/or to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, that, in the case a Termination Letter in the form of Exhibit A is received, or (y) on December 31, 2019, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund its working capital requirements, subject to an annual limit of $750,000, and/or to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by December 31, 2019, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders;”

2.	All other provisions of the Investment Management Trust Agreement shall remain unaffected by the terms hereof.

3.

This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

4.

This Amendment is intended to be in full compliance with the requirements for an Amendment to the Investment Management Trust Agreement as required by Section 6(c) of the Investment Management Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Investment Management Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5.

This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each party has caused this Amendment to be signed by its respective officer thereunto duly authorized, all as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:

Name:
Title:

TPG PACE HOLDINGS CORP.

By:

Name:
Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

TPG PACE HOLDINGS CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eduardo Tamraz and Karl Peterson (each a “Proxy” and collectively, the “Proxies”), and each of them independently, with full power of substitution as proxies to vote the Class A ordinary shares, par value $0.0001 per share, of TPG Pace Holdings Corp. (“Pace”) (such shares, the “Public Shares”) and Class F ordinary shares, par value $0.0001 per share, of Pace (such shares, together with the Public Shares, the “Pace Ordinary Shares”) that the undersigned is entitled to vote at the Extraordinary General Meeting (the “Extraordinary General Meeting”) of Pace to be held on September 20, 2019 at 10:00 a.m. local time at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153, and at any adjournments thereof. Such Pace Ordinary Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies’ discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment thereof.

The undersigned acknowledges receipt of the enclosed proxy statement/prospectus and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2, and 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, and 3.

Please mark votes as indicated in this example                         ☒

Proposal No. 1 — The Extension Amendment Proposal — To consider and vote upon a proposal to amend Pace’s amended and restated memorandum and articles of association to extend the date by which Pace has to consummate a business combination from September 30, 2019 to December 31, 2019.	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ Intention to Exercise Redemption Rights

If you intend to exercise your redemption rights please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the definitive proxy statement under the section entitled “Extraordinary General Meeting of Pace Shareholders—Redemption Rights.”

Proposal No. 2 — The Trust Amendment Proposal — To consider and vote upon a proposal to amend Pace’s Investment Management Trust Agreement effective as of June 27, 2017, by and between Pace and Continental Stock Transfer & Trust Company, to extend the date on which to commence liquidating the trust account established in connection with Pace’s initial public offering in the event the Company has not consummated a business combination prior to September 30, 2019 to December 31, 2019.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 — The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals to be submitted for shareholder approval at the extraordinary general meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:                     , 2019

Signature

Signature (if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign in partnership name by an authorized person.

A vote to abstain will have no effect on the voting threshold for Proposals No. 1 and 3, and will have the same effect as a vote “AGAINST” Proposal No. 2.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted “FOR” each of Proposal Nos. 1, 2 and 3.

If any other matters properly come before the Extraordinary General Meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.